CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Manhattan Scientifics, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Emmanuel Tsoupanarias Principal Executive Officer	Chris Theoharis Principal Financial Officer
Chief Executive Officer and Chairman	Treasurer
May 5, 2009	May 5, 2009